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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 28, 2000


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-8, Mortgage Pass-Through Certificates, Series 2000-8).


                                  CWMBS, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-72655                95-4449516
-----------------------------     ---------------         -------------------
(State of Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)



         4500 Park Granada
       Calabasas, California                             91302
    ---------------------------                   --------------------
      (Address of Principal                            (Zip Code)
        Executive Offices)



      Registrant's telephone number, including area code (818) 225-3240
                                                         ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-8, Bear, Stearns & Co. Inc. ("Bear"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors. Although the Company provided Bear with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 28, 2000.







_____________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 13, 2000 and the prospectus supplement dated November 27, 2000 , of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-8.




Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Bear Computational Materials filed on Form SE dated November 28, 2000.




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: / s / Celia Coulter
                                      --------------------------
                                        Celia Coulter
                                        Vice President

Dated:  November 28, 2000


                                 Exhibit Index
                                 -------------


Exhibit                                                               Page
-------                                                               ----

99.1.    Bear Computational Materials filed on Form SE
         dated November 28, 2000.                                       6



                                 EXHIBIT 99.1
                                 ------------

    Bear Computational Materials filed on Form SE dated November 28, 2000.




                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                   November 28, 2000


BY MODEM:
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 2000-8
                  Mortgage Pass-Through Certificates,
                  Series 2000-8
                  --------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine

Enclosure